SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported):             January 9, 2013

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954) 917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]             Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ]             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]             Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

Item 7.01       Regulation FD Disclosure

Item 8.01       Other Events

On January 9, 2013 we issued a press release announcing:

1)

that our consolidated revenues for fiscal 2012 of approximately $18.2 million represented a record high and that fiscal 2012 cash flow provided by operating activities (before changes in current assets and liabilities) exceeded the amount provided for fiscal 2011,

2)

that our management will conduct a conference call at 4:30 p.m. ET on Wednesday, January 16, 2013, to discuss our financial results for the fourth quarter and fiscal year ended September 30, 2012, as well as our recent acquisition of Intella2 and the outlook for fiscal 2013, and

3)	that we anticipate releasing financial results and filing our Form 10-K after the close of trading on the previous trading day (Tuesday, January 15, 2013).

A copy of the press release, which is incorporated herein by reference and includes instructions for accessing the call, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in Items 2.02, 7.01 and 8.01 of this Report on Form 8-K (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description

99.1                Press release dated January 9, 2013

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

	By:	/s/ Robert E. Tomlinson
January 10, 2013		Robert E. Tomlinson, CFO